Exhibit 99.2

Execution Version

VOTING AGREEMENT

VOTING AGREEMENT, dated as of February 11, 2009 (this “Agreement”), by and among DCML LLC, a Delaware limited liability company (“DCML”), Van Buren Master Fund, LP (“Van Buren Master Fund”), Potomac Capital Partners, LP (“Potomac Capital Partners”), Potomac Capital International, Ltd. (“Potomac Capital International”), Carl Warden (“Warden”), Brett Patelsky (“Patelsky”), Ben Renshaw (“Renshaw”), Bob Jones (“Jones”), Ironwood Investment Management, LLC, a Massachusetts limited liability company (“Ironwood,” and together with DCML, Van Buren Master Fund, Potomac Capital Partners, Potomac Capital International, Warden, Patelsky, Renshaw, and Jones, the “Shareholders”), and Danka Business Systems PLC, a public limited company organized under the laws of England and Wales (the “Company”).

A. WHEREAS, the Company has convened an extraordinary general meeting (the “EGM”) of its shareholders on February 19, 2009 to consider and vote on a members voluntary liquidation (the “MVL”) and related proposals necessary to effect the MVL.

B. WHEREAS, the Company, Cypress Merchant Banking Partners II L.P., a Delaware limited partnership (“CMBP II”), Cypress Merchant Banking II C.V., a limited partnership organized and existing under the laws of the Netherlands (“CMB II”), and 55th Street Partners II L.P., a Delaware limited partnership (“55th Street Partners II,” and together with CMBP II and CMB II, “Cypress”), are parties to that certain Third Amended and Restated Letter Agreement, dated as of the date hereof, pursuant to which Cypress has agreed to vote in favor of the MVL and the related proposals necessary to effect the MVL.

C. WHEREAS, the Company, Cypress and The Prudential Assurance Company Limited, a company incorporated in England and Wales (“Prudential,” and together with Cypress, the “Participating Shareholders”), are parties to that certain Deed of Undertaking, dated as of April 22, 2008, as amended by that certain Deed of Amendment (as amended, the “Deed of Undertaking”), dated as of June 18, 2008, pursuant to which the Participating Shareholders have agreed to irrevocably and unconditionally direct and instruct the liquidators appointed in a MVL to pay to the holders of the Company’s ordinary shares of 1.25 pence each (the “Ordinary Shares”) (including holders of the Company’s American Depositary Shares (“ADSs”); each ADS represents four (4) Ordinary Shares) a cash amount equal to $0.025 per Ordinary Share, or $0.10 per ADS, in the MVL out of the proceeds of the MVL, prior to any distribution of the proceeds of the MVL to the Participating Shareholders.

D. WHEREAS, simultaneously with the execution of this Agreement, the Company and the Participating Shareholders are entering into a Second Deed of Amendment (the “Second Deed of Amendment”) amending the Deed of Undertaking to provide that a cash amount equal to $0.03 per Ordinary Share, or $0.12 per ADS, shall be paid to the holders of Ordinary Shares (including holders of ADSs) in the MVL out of the proceeds of the MVL, prior to any distribution of the proceeds of the MVL to the Participating Shareholders.

E. WHEREAS, as of the date hereof, each Shareholder owns, of record and beneficially, the number of Ordinary Shares in the form of ADSs as set forth opposite the name of such Shareholder on Schedule A hereto (such Ordinary Shares, together with any Ordinary

Shares, ADSs or other voting or equity securities of the Company hereafter acquired by such Shareholder prior to the termination of this Agreement, being referred to herein collectively as the “Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereby agree, severally and not jointly, as follows:

Section 1. Voting of Shares.

(a) Each Shareholder irrevocably and unconditionally covenants and agrees that, until the termination of this Agreement in accordance with the terms hereof, at the EGM (including any adjournments or postponements thereof), such Shareholder shall, prior to February 12, 2009 (the “Last Direction Date”), (i) direct The Bank of New York Mellon, as depositary for the Company’s ADSs (the “Depositary”), to vote, or cause to be voted, all Shares owned by such Shareholder as of January 15, 2009, the record date for the determination of the holders of ADSs entitled to provide voting instructions to the Depositary (the “Record Date Shares”), in favor of adoption of the MVL, in favor of the related proposals necessary to effect the MVL set forth in the Notice of Extraordinary General Meeting sent to the Company’s shareholders on or about January 20, 2009, and in favor of any other matter intended to facilitate the effectuation of the MVL and (ii) provide to the Company evidence of such direction as the Company may reasonably require.

(b) Each Shareholder hereby revokes any and all previous proxies granted with respect to its Record Date Shares. Each Shareholder hereby irrevocably grants to, and appoints, the Company, and any individual designated in writing by it, and each of them individually, as its proxy and attorney-in-fact (with full power of substitution), for and in its name, place and stead, to direct the Depositary to vote, or cause to be voted, all Record Date Shares owned by such Shareholder at the EGM (including any adjournments or postponements thereof). Each Shareholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) is given in connection with the holding of the EGM to approve the MVL and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. Except as otherwise provided for herein, each Shareholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked and (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof. If any Shareholder, prior to the Last Direction Date, fails for any reason to (i) direct the Depositary to vote, or cause to vote, such Shareholder’s Record Date Shares in accordance with the requirements of Section 1(a) above (or anticipatorily breaches such section) or (ii) fails to provide to the Company evidence of such direction in accordance with the requirements of Section 1(a) above, then the Company, or any individual designated in writing by it, shall have the right to direct the Depositary to vote, or cause to vote, such Shareholder’s Record Date Shares in accordance with the provisions of Section 1(a) above. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the termination of this Agreement.

Section 2. Transfer of Shares. Each Shareholder covenants and agrees that, until the termination of this Agreement in accordance with the terms hereof, such Shareholder will not directly or indirectly (i) sell, assign, transfer (including by merger or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares, (ii) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (iii) enter into any contract, option or other arrangement or undertaking with respect to any Transfer of Shares; provided, however, that the provisions of this Section 2 shall not apply to the approximately 694,205 Shares held by the Ironwood Isabelle Small Company Stock Fund. As used in this Agreement, the term “Transfer,” shall also include any pledge, hypothecation, encumbrance, assignment or constructive sale or other disposition of such security or the record or beneficial ownership thereof, the offer to make a sale, transfer, constructive sale or other disposition, and each agreement, arrangement or understanding whether or not in writing, to effect any of the foregoing. As used in this Agreement, the term “constructive sale” means a short sale with respect to such security, entering into or acquiring a derivative contract or other agreement with respect to such security, entering into or acquiring a futures or forward contract or other agreement to deliver such security or entering into any transaction that has substantially the same effect as any of the foregoing.

Section 3. Documentation. Each of the Shareholders hereby consents to (i) the issue of a press announcement in relation to the transactions contemplated by the MVL as may be required to comply with the requirements of the UK’s Financial Services Authority (the “FSA”) or any other relevant governmental or regulatory authority incorporating references (if any) to the undertakings set forth in this Agreement, and (ii) particulars of the undertakings set forth in this Agreement being contained in a Circular and any other related or ancillary document as required by the FSA or any other relevant governmental or regulatory authority.

Section 4. Further Assurances. The parties hereto shall perform such further acts and execute such further documents and instruments as may reasonably be required to carry out the intent of this Agreement.

Section 5. Representations and Warranties of the Shareholders. Each Shareholder represents and warrants to the other parties hereto solely with respect to itself and its respective ownership of the Shares as follows:

(a) Ownership of Shares - Non-Ironwood Shareholders. Such Shareholder (other than Ironwood), beneficially and of record, owns all of the Shares, including the Record Date Shares, in each case as set forth opposite the name of such Shareholder on Schedule A hereto in the form of ADSs, has good and marketable title to such Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever (other than those set forth in this Agreement), and such Shares constitute such Shareholder’s entire interest in the outstanding capital stock of the Company; provided, however, that solely with respect to Van Buren, Schedule A does not include 258,422 Ordinary Shares held by Van Buren. Such Shareholder has sole voting power, without restrictions (other than those set forth in this Agreement), with respect to all of such Shares.

(b) Ownership of Shares - Ironwood. Ironwood has sole voting power, without restrictions (other than those set forth in this Agreement), with respect to all of the Record Date Shares set forth opposite the name of such Shareholder on Schedule A hereto in the form of ADSs.

(c) Power and Authority; Binding Agreement. Such Shareholder has the requisite power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms.

Section 6. Representations and Warranties of the Company. The Company has the requisite power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

Section 7. Termination. This Agreement shall terminate upon the earlier to occur of (i) the failure of the Company’s shareholders to approve the MVL at the EGM (including any adjournment or postponement thereof) by the requisite majority or (ii) the written agreement of the parties hereto and the written agreement of the Participating Shareholders to terminate this Agreement; provided that no such termination shall relieve any party of liability for a willful breach hereof prior to termination.

Section 8. Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties to this Agreement fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, without posting a bond or other security, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

Section 9. Miscellaneous.

(a) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

(b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

(c) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

(d) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

(i) if to DCML, Van Buren Master Fund, Potomac Capital Partners, Potomac Capital International, Warden, Patelsky, Renshaw, or Jones, to DCML LLC, 1375 Broadway, 3rd Floor, New York, NY 10018, Attention: Robert Andrade or Rostislav Raykov;

(ii) if to Ironwood, to Ironwood Investment Management, LLC, 21 Custom House Street, Suite 240, Boston, MA 02110, Attention: Warren Isabelle;

(iii) if to the Company, to Danka Business Systems PLC, 111 2nd Avenue N.E., Suite 354, St. Petersburg, FL 33701, Attention: General Counsel.

(e) No Third Party Beneficiaries. This Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiary hereto; provided, however, that, notwithstanding anything to the contrary herein, each of the Participating Shareholders shall have the rights of an intended third party beneficiary of this Agreement.

(f) Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties hereto without the prior written consent of the other parties, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

(g) Interpretation. When reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(h) Governing Law; Submission to Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of

Manhattan in the City of New York in any action, suit or proceeding arising out of or relating to this or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 9(h) and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of New York other than for such purpose. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter claim to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

(i) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

[Signature page to follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed by its respective duly authorized signatory as of the date first written above.

DCML LLC

By:	/s/ Robert Andrade
Name:	Robert Andrade
Title:	Managing Member

IRONWOOD INVESTMENT MANAGEMENT, LLC

By:	/s/ Warren J. Isabelle
Name:	Warren J. Isabelle
Title:	Managing Director, Principal

CARL WARDEN

/s/ Carl Warden
By:	Carl Warden

VAN BUREN MASTER FUND, LP

By:	/s/ Alexander Pasman
Name:	Alexander Pasman
Title:	Director of GP

POTOMAC CAPITAL PARTNERS, LP

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	Managing Member of the G.P.

POTOMAC CAPITAL INTERNATIONAL, LTD.

By:	/s/ Paul J. Solit
Name:	Paul J. Solit
Title:	President of the Investment Manager

BRETT PATELSKY

/s/ Brett Patelsky
By:	Brett Patelsky

BEN RENSHAW

/s/ Ben Renshaw
By:	Ben Renshaw

BOB JONES

/s/ Bob Jones
By:	Bob Jones

DANKA BUSINESS SYSTEMS PLC

By:	/s/ A.D. Frazier
Name:	A.D. Frazier
Title:	Chairman

Schedule A

Shareholder	Number of Ordinary Shares Owned as of the Date Hereof	ADS Equivalent	Number of Record Date Shares	ADS Equivalent
DCML LLC	32,212,972	8,053,243	31,637,084	7,909,271

Carl Warden	8,736,520	2,184,130	8,736,520	2,184,130

Van Buren Master Fund, LP	4,891,200	1,222,800	4,891,200	1,222,800

Potomac Capital Partners, LP	4,728,496	1,182,124	4,728,496	1,182,124

Potomac Capital International, Ltd.	2,629,640	657,410	2,629,640	657,410

Brett Patelsky	3,385,200	846,300	3,061,200	765,300

Ben Renshaw	2,996,000	749,000	2,996,000	749,000

Bob Jones	2,492,000	623,000	2,492,000	623,000

Ironwood Investment Management, LLC	N/A	N/A	41,061,496	10,265,374

Total	62,072,028	15,518,007	102,233,636	25,558,409